POWER OF ATTORNEY

Know all men by these presents:

          That I, W. Scott McDonald, Jr., Member of the Committee of The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-11, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary L. Cavanaugh, Timothy P. Harris, James F. Isherwood, Neil N. Jasey, Colleen P. Kelly, Paul Lowenstein, Mark
     S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George S. Shively, Ransom C. Wilson and Robin S. Yonis or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 1991.


                                               /s/ W. SCOTT McDONALD JR
                                               ---------------------------------
                                                       Signature

State of New Jersey      )
                         )SS
County of Essex          )

     On this 6 day of December, 1991, before me personally appeared W. Scott McDonald Jr., to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

My commission expires:

ANN L. WELLBROCK
NOTARY PUBLIC OF NEW JERSEY                   /s/ ANN L. WELLBROCK
My Commission Expires July 26, 1994           --------------------
                                                  Notary Public
AW2/A:72.doc

                                POWER OF ATTORNEY

Know all men by these presents:

          That I, James H. Scott, Jr., Member of the Committee of The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary
     L. Cavanaugh, Timothy P. Harris, James F. Isherwood, Neil N. Jasey, Colleen
     P. Kelly, Paul Lowenstein, Mark S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George S. Shively, Ransom C. Wilson and Robin
     S. Yonis or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 1991.

                                               /s/ JAMES SCOTT
                                               ---------------------------------
                                                 Signature
State of New Jersey      )
                         )SS
County of Essex          )

On this 4th day of December, 1991, before me personally appeared James Scott to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

My commission expires:                  /s/ BARBARA Y. WEINSTEIN
                                        ------------------------
                                             Notary Public
AW2/A:72.doc

                                        BARBARA Y. WEINSTEIN
                                        NOTARY PUBLIC of NEW JERSEY
                                        My Commission Expires April 20, 1994

                                POWER OF ATTORNEY

Know all men by these presents:

          That I, Joseph Weber, Member of the Committee of The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary
     L. Cavanaugh, Timothy P. Harris, James F. Isherwood, Neil N. Jasey, Colleen
     P. Kelly, Paul Lowenstein, Mark S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George S. Shively, Ransom C. Wilson and Robin
     S. Yonis or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1991.


                                                  /s/ JOSEPH WEBER
                                                  -----------------------------
                                                  Signature

State of New Jersey )
                    )SS
County of Essex     )

On this 3rd day of December, 1991, before me personally appeared Joseph Weber, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.


My commission expires:

ANN L. WELLBROCK
NOTARY PUBLIC OF NEW JERSEY                  /s/ ANN L. WELLBROCK
My Commission Expires July 26, 1994          --------------------
                                                 Notary Public
AW2/A:72.doc

                                POWER OF ATTORNEY

Know all men by these presents:

          That I, Mary C. Gencher, Member of the Committee of The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary L. Cavanaugh, Timothy P. Harris, James F. Isherwood, Neil N. Jasey, Colleen P. Kelly, Paul Lowenstein, Mark
     S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George S. Shively, Ransom C. Wilson and Robin S. Yonis or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 1991.


                                               /s/ MARY C. GENCHER
                                               ---------------------------------
                                                  Signature

State of New Jersey )
                    )SS
County of Essex     )

On this 6th day of December, 1991, before me personally appeared Mary C. Gencher, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

My commission expires:

ANN L. WELLBR0CK                                   /s/ ANN L. WELLBROCK
NOTARY PUBLIC OF NEW JERSEY                        --------------------
My Commission Expires July 26, 1994                    Notary Public

AW2/A:72.doc

                                POWER OF ATTORNEY

Know all men by these presents:

          That I, Mark R. Fetting, Chairman of the Committee of The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary
     L. Cavanaugh, Timothy P. Harris, Neil N. Jasey, Colleen P. Kelly, Mark S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George
     S. Shively, and Ransom C. Wilson or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-2 and group variable annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-11 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 1994.

                                               /s/ MARK R. FETTING
                                               ---------------------------------
                                                  Signature

State of New Jersey )
                    )SS
County of Essex     )

     On this 18th day of February , 1994, before me personally appeared Mark R. Fetting, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

My commission expires:

ANN L. WELLBROCK                               /s/ ANN L. WELLBROCK
NOTARY PUBLIC OF NEW JERSEY                    --------------------
My Commission Expires July 26, 1994               Notary Public


AW2/A:72.doc

                                POWER OF ATTORNEY

Know all men by these presents:

          That I, Saul K. Fenster, Member of the Committee of The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-10, do hereby make, constitute and appoint as my true and lawful attorneys in fact Rosanne J. Baruh, Mary L. Cavanaugh, Timothy P. Harris, James F. Isherwood, Neil N. Jasey, Colleen P. Kelly, Paul Lowenstein, Mark
     S. Johnson, Bernard V. Peterson, Christine Pham Jackel, Michele Range, George S. Shively, Ransom C. Wilson and Robin S. Yonis or any of them severally for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission, of the following:

     The Prudential Variable Contract Account-2 and group annuity contracts, to the extent they represent participating interests in said Account;

     The Prudential Variable Contract Account-10 and group annuity contracts, to the extent they represent participating interests in said Account;

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 1991.


                                               /s/ SAUL K. FENSTER
                                               ---------------------------------
                                                  Signature

State of New Jersey )
                    )SS
County of Essex     )

     On this 5th day of December, 1991, before me personally appeared Saul K. Fenster, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

My commission expires:

ANN L. WELLBROCK                               /s/ ANN L. WELLBROCK
NOTARY PUBLIC OF NEW JERSEY                    --------------------
My Commission Expires July 26, 1994               Notary Public


AW2/A:72.doc